EXHIBIT 23.1

CONSENT OF INDEPENDENT AUDITORS

CONSENT OF INDEPENDENT AUDITORS

March 15, 2006

We hereby consent to the inclusion in this Registration Statement on Form SB-2/A for E-Renter USA, Inc. of our report dated March 3, 2006, relating to financial statements for the period from inception (January 19, 2000) to June 30, 2005 and 2004.

/S/ Madsen & Associates, CPAs

Salt Lake City, Utah

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